Exhibit B: FORM N-CSR CERTIFICATION

         I, Timothy Ashburn, certify that:

     1. I have reviewed this report on Form N-CSR of the StoneRidge Bond Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                      /s/ Timothy Ashburn
                                                     Timothy Ashburn, President


                                     Exhibit B: FORM N-CSR CERTIFICATION

         I, Thomas Napurano, certify that:

     4. I have reviewed this report on Form N-CSR of the StoneRidge Bond Fund;

     5. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     6. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                  /s/ Thomas Napurano
                                      Thomas Napurano, Chief Financial Officer



                                     Exhibit B: FORM N-CSR CERTIFICATION

         I, Timothy Ashburn, certify that:

     1. I have reviewed this report on Form N-CSR of the StoneRidge Equity Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                   /s/ Timothy Ashburn
                                                    Timothy Ashburn, President


                                     Exhibit B: FORM N-CSR CERTIFICATION

         I, Thomas Napurano, certify that:

     4. I have reviewed this report on Form N-CSR of the StoneRidge Equity Fund;

     5. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     6. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                    /s/ Thomas Napurano
                                      Thomas Napurano,  Chief Financial Officer


                                    Exhibit B: FORM N-CSR CERTIFICATION

         I, Timothy Ashburn, certify that:

     1. I have reviewed this report on Form N-CSR of the StoneRidge Small Cap Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                     /s/ Timothy Ashburn
                                                   Timothy Ashburn, President


                                  Exhibit B: FORM N-CSR CERTIFICATION

         I, Thomas Napurano, certify that:

     4. I have reviewed this report on Form N-CSR of the StoneRidge Small Cap Fund;

     5. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     6. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    04/16/2003                                /s/ Thomas Napurano
                                      Thomas Napurano, Chief Financial Officer







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